Exhibit 10.114
*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER
Hurricane Harvey Recovery Weekend Work

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00040 DATE OF CHANGE ORDER: April 5, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Contractor shall implement schedule acceleration efforts to recover from the impacts of Hurricane Harvey by performing certain Work on Subproject 1 on selected Saturdays, if agreed by Owner in accordance with this Change Order. Owner will compensate Contractor for overtime premium amounts for craft and field labor and other additional resources reasonably required to support the Work incurred on those Saturdays, up to an aggregate not-to-exceed amount of Eight Million U.S. Dollars (U.S.$8,000,000) under this Change Order, as further described herein.

2.	The following date ranges represent those time periods (“Release Periods”) in which Contractor shall, if requested by Owner in writing, undertake such schedule acceleration efforts:

Release Period #1 - February 26, 2018 to April 2, 2018
Release Period #2 - April 14, 2018 to June 1, 2018
Release Period #3 - June 2, 2018 to July 20, 2018
Release Period #4 - July 21, 2018 to September 14, 2018
Release Period #5 - September 15, 2018 to October 19, 2018

3.	No later than seven (7) Days prior to the commencement of a Release Period, Contractor and Owner shall meet and Contractor shall provide:

•	A written report of the progress and outcome of acceleration efforts in the preceding Release Period, including any schedule recovery.

•	A proposed scope for any Work for the following Release Period.

Owner and Contractor shall then discuss the results of the efforts made and Contractor shall provide any additional supporting information or data that the Owner may reasonably require. The Parties may then agree to a modified scope of Work for the following Release Period.

4.
No later than five (5) Days prior to the commencement of a Release Period, Contractor shall provide to Owner Contractor’s proposed lump sum amount that will be payable by Owner for the following Release Period, including the agreed-upon modified scope of Work, for each Saturday to be worked and the expected acceleration services to be performed. Contractor shall describe in reasonable detail the overtime premium amounts for craft and field labor and other additional resources necessary to complete the Work that are included in the proposed lump sum amount. Upon the Parties’ written agreement on the lump sum amount, such amount shall be referred to as the “Recovery Payment” for such Release Period.

5.
No later than two (2) Days prior to a Release Period, Owner shall inform Contractor in writing whether Owner desires Contractor to perform acceleration efforts pursuant to such Release Period. Such election shall be at Owner’s sole and absolute discretion, and in no event shall Contractor be entitled to the Recovery Payment if Owner elects not to proceed with any Release Period(s) or if Contractor does not complete the agreed-upon scope of Work.

6.
Except for cost to Owner for Release Period #1 (which shall be invoiced in the Project monthly invoice coinciding with the month of full execution of this Change Order); if Owner elects for Contractor to perform acceleration efforts for a Release Period, Contractor shall invoice Owner by including Release Period cost in the Project monthly invoice coinciding with the month of the beginning of such Release Period. With respect to such invoice, Owner shall remit payment to Contractor in an amount equal the Recovery Payment payable for all Saturdays projected to be worked during the applicable Release Period.

7.
If, Contractor is unable to work all or a portion of a projected Saturday during the course of a Release Period, the Recovery Payment paid by Owner for such Saturday shall be credited for all or for the unworked portion (as applicable) for the subsequent Release Period provided in accordance with the section 6 above.

8.
Upon Contractor’s completion of all acceleration efforts under this Change Order, if the approved acceleration efforts by Contractor is less than Eight Million U.S. Dollars (U.S.$8,000,000), Owner shall be entitled to a Change Order reducing the Contract Price by such difference.

9.	Notwithstanding anything to the contrary herein, Owner shall have no obligation to pay any amounts in excess of Eight Million U.S. Dollars (U.S.$8,000,000) pursuant to this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$7,080,830,000
Net change by previously authorized Change Orders (0001-00039).................................................................		$683,567,743
The Contract Price prior to this Change Order was...........................................................................................		$7,764,397,743
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$7,772,397,743

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00039).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00039).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$950,561,351
Net change by previously authorized Change Orders (0001-00039).................................................................	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$138,277,372
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$138,277,372
Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A
Adjustment to Payment Schedule: Yes.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ SB Contractor /s/ EL Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
SVP E&C	Senior Project Manager
Title	Title
April 26, 2018
Date of Signing	Date of Signing

CHANGE ORDER
Early Turnover of Seven Buildings

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00046 DATE OF CHANGE ORDER: September 12, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
Owner desires to occupy and use the following components of the Stage 1 Liquefaction Facility prior to Substantial Completion of Subproject 1.

Parties agree Contractor will turnover of the following seven (7) buildings (each, a “Building”) to Owner by the following estimated dates:

•	Component 00A-4024 O&M Control Building (excluding north end control room, I/O room, training rooms, and telecommunications rooms) - a portion of System 040-01 by August 22, 2018.

•	Component 00A-4034 Maintenance Building - a portion of System 040-22 by September 4, 2018

•	Component 00A-4046 Warehouse 2 Building - a portion of System 040-22 by September 4, 2018.

•	Component 00A-4045 Jetty Security Building - a portion of System 040-27 by September 11, 2018.

•	Component 00A-4026 Guard House - a portion of System 040-27 by September 11, 2018.

•	Component 00A-4047 Auxiliary Materials Building - a portion of System 040-22 by September 11, 2018.

•	Component 00A-4002 Outside Operator Building - a portion of System 040-02 by September 11, 2018.
Contractor agrees that Owner may occupy and use a Building during Phase 2, subject to the following conditions:

1)	“Phase 1” means the time period beginning upon the date this Change Order is executed and ending on the date a Building is turned over to Owner.

2)	“Phase 2” means the time period beginning the date a Building is turned over to Owner and ending on the date of Substantial Completion of Subproject 1.

3)	During Phase 1:

a)
Contractor shall perform Work to complete the Building in accordance with the Agreement so that the Building is ready for full occupancy and shall obtain a Certificate of Occupancy for each of the Building according to the Project Schedule.

b)	Contractor shall perform preventive maintenance on the Building and its systems according to the operating and maintenance manuals.

c)
On or before the date a Building is to be turned over to Owner, Owner and Contractor shall jointly inspect the Building to determine and record the whether the Work for the Building is completed, other than punchlist items that may be completed after turnover to Owner (such punchlist items that may be completed after turnover is hereinafter referred to as “Remaining Work”). The Parties shall agree on the Remaining Work needed to be completed or corrected as a result of such inspection. Contractor shall complete the Work on the Building other than the agreed upon Remaining Work.

d)
On or before the date a Building is to be turned over to Owner, Contractor shall deliver to Owner the keys to the Building and Owner shall maintain access control and security to and inside the Building. Upon such turnover, Contractor will install a barricade around the Building with access points for Owner and its subcontractors to enter the Building.

4)	During Phase 2:

a)	Owner shall have the right to occupy and use the Building.

b)	Owner shall provide Contractor with reasonable access to complete all Remaining Work so long as such access does not materially interfere with Owner’s use of the Building.

c)	Contractor shall continue to provide utilities (temporary and permanent) to the Building.

d)	Owner will transport its personnel to the Building.

e)	Owner will perform preventive maintenance on the Building.

5)
Upon turnover of a Building, Owner shall bear the full risk of physical loss and damage to the Building; provided, however, notwithstanding the foregoing, Contractor shall remain fully responsible and liable to Owner for its Warranty and Corrective Work obligations under the Agreement.

6)	The Defect Correction Period for a Building shall commence upon the commencement of Phase 2 and end eighteen (18) months thereafter, as may be extended pursuant to Section 12.3 of the Agreement.

7)
Contractor shall maintain in full force and effect until turnover of a Building all coverage under Attachment O of the Agreement. Owner’s operational insurance shall cover a Building upon commencement of Phase 2.

8)	Owner shall manage Environmental, Safety & Health incidents involving Owner’s work within a Building, with Contractor’s reasonable assistance as needed on a cost reimbursable basis.

9)
The Parties selection of item [A] on page 2 of this Change Order, which states this Change Order shall constitute full and final settlement and accord of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change, shall not prejudice Contractor’s right to a Change Order in accordance with Section 6.2A.2 and 8.2C(ii) arising from Owner’s occupation or use of the Buildings.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................	$7,080,830,000
Net change by previously authorized Change Orders (0001-00045).................................................................	$703,558,100
The Contract Price prior to this Change Order was...........................................................................................	$7,784,388,100
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$—
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$—
The new Contract Price including this Change Order will be...........................................................................	$7,784,388,100

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00045).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00045).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$950,561,351
Net change by previously authorized Change Orders (0001-00045).................................................................	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$138,277,372
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$138,277,372

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A
Adjustment to Payment Schedule: N/A
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ BT Contractor /s/ EL Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
September 28, 2018	September 13, 2018
Date of Signing	Date of Signing

CHANGE ORDER
System Inspection Isometrics

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00047 DATE OF CHANGE ORDER: October 3, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1)	Pursuant to Article 6 of the Agreement, Parties agree Contractor will develop inspection isometric drawings and isometric through length tables.

2)	The scope of this Change Order is detailed in Exhibit 1 of this Change Order.

3)	The cost breakdown for the scope of this Change Order is detailed in Exhibit 2 of this Change Order. These costs are as detailed in Trend S1-2074.

4)	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit 3 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$7,080,830,000
Net change by previously authorized Change Orders (0001-00046).................................................................		$703,558,100
The Contract Price prior to this Change Order was...........................................................................................		$7,784,388,100
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$7,785,265,107

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00046).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00046).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$950,561,351
Net change by previously authorized Change Orders (0001-00046).................................................................	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$138,277,372
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$138,277,372

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A
Adjustment to Payment Schedule: Yes. See Exhibit 3 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ BT Contractor /s/ DC Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
October 15, 2018	October 3, 2018
Date of Signing	Date of Signing

CHANGE ORDER
Early Turnover of West Jetty, LNG Tank A, Tug Utility Station and Marine Flare

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00048 DATE OF CHANGE ORDER: November 13, 2018

The Agreement between the Parties listed above is changed as follows:
Owner desires to occupy and use the following components of the Stage 1 Liquefaction Facility prior to Substantial Completion of Subproject 1.
Pursuant to Article 6 of the Agreement, Parties agree Contractor shall turn over the following facilities (each, a “Facility”) to Owner two (2) Days before first cargo loading for Subproject 1 (or, if the Parties mutually agree in writing, both acting reasonably as soon as reasonably practicable thereafter):

•	West Jetty Marine Facility —Systems 024-06, 024-07, 024-10, 024-12, 024-14, 056-01, 040-16
◦Includes Tug Utility Stations (4) — a portion of System 024-06

•	LNG Tank A — System 024-01

•	Marine Flare — System 019-11
Contractor agrees that Owner may occupy and use a Facility during Phase 2, subject to the following conditions:

1)	“Phase 1” means the time period beginning upon the date this Change Order is executed and ending on the date a Facility is turned over to Owner.

2)	“Phase 2” means the time period beginning the date a Facility is turned over to Owner and ending on the date of Substantial Completion of Subproject 1.

3)	During Phase 1:

a)
Contractor shall perform Work to complete the Facility in accordance with the Agreement so that the Facility is ready for full occupancy and use and, to the extent required, and shall obtain a Certificate of Occupancy for each Facility.

b)	Contractor shall perform preventive maintenance on the Facility and its systems according to the operating and maintenance manuals.

c)
On or before the date a Facility is to be turned over to Owner, Owner and Contractor shall jointly inspect the Facility to determine and record whether the Work for the Facility is completed, other than Punchlist items that may be completed after turnover to Owner (such Punchlist items that may be completed after turnover is hereinafter referred to as “Remaining Work”). The Parties shall agree on the Remaining Work needed to be completed or corrected as a result of such inspection. Contractor shall complete the Work on the Facility prior to the commencement of Phase 2 other than the agreed upon Remaining Work.

d)
On or before the date a Facility is to be turned over to Owner, Contractor shall complete the Work for the Facility other than the Remaining Work and deliver to Owner the keys to the Facility as required. Upon such turnover, Owner shall maintain access control and security to and inside the Facility. Upon such turn over, Owner shall immediately take care, custody and control of the Facility.

4)	During Phase 2:

a)	Owner shall have the right to occupy and use the Facility.

b)
Owner shall provide Contractor with reasonable access to complete all Remaining Work so long as such access does not materially interfere with Owner’s use of the Facility. Such Remaining Work shall be conducted under Owner’s Permit to Work system.

c)	Owner will transport its personnel to the Facility.

d)	Owner will perform preventive maintenance on the Facility.

e)	Contractor shall continue to provide utilities (temporary and permanent) to the Facility as required.

5)
Upon commencement of Phase 2, Owner shall bear the full risk of physical loss and damage to the Facility; provided, however, notwithstanding the foregoing, Contractor shall remain fully responsible and liable to Owner for its Warranty and Corrective Work obligations under the Agreement.

6)
The Defect Correction Period for a Facility shall commence upon turnover at Phase 2 and end eighteen (18) months thereafter, as may be extended pursuant to Section 12.3 of the Agreement; provided however, for Equipment tied to Commissioning Tests (e.g. loading arms, related valves and piping, instrumentation, and PLC), the Defect Correction Period shall commence upon the achievement of each such Commissioning Test and Substantial Completion of Subproject 1 shall not be achieved until the achievement of each such Commissioning Test. Owner shall provide Contractor with access to the turned-over Facility sufficient to perform any Corrective Work and subject to any reasonable security or safety requirements of Owner.

7)
Contractor shall maintain in full force and effect all coverage under Attachment O of the Agreement; provided however, after completion of Phase 1, Contractor shall not be required to maintain Marine Terminal Operators Liability within the Marine General Liability coverage. Contractor’s builder’s risk insurance shall continue to cover all Facilities during Phase 2; provided, however, that Owner shall be responsible for the per occurrence deductible under Contractor’s builder’s risk policy to the extent damage to a turned-over Facility is caused by Owner Group. Owner’s operational insurance shall cover a Facility after the end of Phase 2.

8)
Owner shall maintain a marine terminal operator’s liability policy with limits of not less than $200,000,000 naming Contractor as additional insured and including an insurer’s waiver of subrogation in favor of Contractor.

9)	Owner shall manage Environmental, Safety & Health incidents involving Owner’s work within a Facility, with Contractor’s reasonable assistance as needed on a cost reimbursable basis.

10)
The Parties selection of item [A] on page 4 of this Change Order, which states this Change Order shall constitute full and final settlement and accord of all effects of the change reflected in this Change Order upon the Changed Criteria shall be deemed to compensate Contractor fully for such change, but shall not prejudice Contractor’s right to a Change Order in accordance with Section 6.2A.2 and 8.2C arising from Owner’s occupation or use of the Facilities.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................	$7,080,830,000
Net change by previously authorized Change Orders (0001-00047).................................................................	$704,435,107
The Contract Price prior to this Change Order was...........................................................................................	$7,785,265,107
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$—
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$—
The new Contract Price including this Change Order will be...........................................................................	$7,785,265,107

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00047).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00047).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$950,561,351
Net change by previously authorized Change Orders (0001-00047).................................................................	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$138,277,372
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$138,277,372
Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A
Adjustment to Payment Schedule: N/A.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ BT Contractor /s/ DC Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
November 14, 2018	November 13, 2018
Date of Signing	Date of Signing

CHANGE ORDER

Early Turnover of WTP, Sanitary, Diesel/Gasoline, and Partial Electrical System

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00049 DATE OF CHANGE ORDER: December 7, 2018

The Agreement between the Parties listed above is changed as follows:
Owner desires to occupy and use the following components of the Stage 1 Liquefaction Facility prior to Substantial Completion of Subproject 1.
Pursuant to Article 6 of the Agreement, Parties agree Contractor shall turn over the following facilities (each, a “Facility”) to Owner by January 14, 2019 (or, if the Parties mutually agree in writing, both acting reasonably as soon as reasonably practicable thereafter):

•	Water Treatment Plant — Systems 36-01, 36-02, 36-03, 36-04, 36-05, 36-08, 36-12, 36-13, 36-14 and 40-08

•	Sanitary System — Systems 29-05 and 29-11

•	Diesel/Gasoline System — Systems 21-01 and 21-02

•	Component 031-06R of the Electrical System
Contractor agrees that Owner may occupy and use a Facility during Phase 2, subject to the following conditions:

1)	“Phase 1” means the time period beginning upon the date this Change Order is executed and ending on the date a Facility is turned over to Owner.

2)	“Phase 2” means the time period beginning the date a Facility is turned over to Owner and ending on the date of Substantial Completion of Subproject 1.

3)	During Phase 1:

a)
Contractor shall perform Work to complete the Facility in accordance with the Agreement so that the Facility is ready for full occupancy and use and, to the extent required, and shall obtain a Certificate of Occupancy for each Facility.

b)	Contractor shall perform preventive maintenance on the Facility and its systems according to the operating and maintenance manuals.

c)
On or before the date a Facility is to be turned over to Owner, Owner and Contractor shall jointly inspect the Facility to determine and record whether the Work for the Facility is completed, other than Punchlist items that may be completed after turnover to Owner (such Punchlist items that may be completed after turnover is hereinafter referred to as “Remaining Work”). The Parties shall agree on the Remaining Work needed to be completed or corrected as a result of such inspection. Contractor shall complete the Work on the Facility prior to the commencement of Phase 2 other than the agreed upon Remaining Work.

d)
On or before the date a Facility is to be turned over to Owner, Contractor shall complete the Work for the Facility other than the Remaining Work and deliver to Owner the keys to the Facility as required. Upon such turnover, Owner shall maintain access control and security to and inside the Facility. Upon such turn over, Owner shall immediately take care, custody and control of the Facility.

4)	During Phase 2:

a)	Owner shall have the right to occupy and use the Facility.

b)
Owner shall provide Contractor with reasonable access to complete all Remaining Work so long as such access does not materially interfere with Owner’s use of the Facility. Such Remaining Work shall be conducted under Owner’s Permit to Work system.

c)	Owner will transport its personnel to the Facility.

d)	Owner will perform preventive maintenance on the Facility.

e)	Contractor shall continue to provide utilities (temporary and permanent) to the Facility as required.

5)
Upon commencement of Phase 2, Owner shall bear the full risk of physical loss and damage to the Facility; provided, however, notwithstanding the foregoing, Contractor shall remain fully responsible and liable to Owner for its Warranty and Corrective Work obligations under the Agreement.

6)
The Defect Correction Period for a Facility shall commence upon turnover at Phase 2 and end eighteen (18) months thereafter, as may be extended pursuant to Section 12.3 of the Agreement Owner shall provide Contractor with access to the turned-over Facility sufficient to perform any Corrective Work and subject to any reasonable security or safety requirements of Owner.

7)
Contractor shall maintain in full force and effect all coverage under Attachment O of the Agreement. Contractor’s builder’s risk insurance shall continue to cover all Facilities during Phase 2; provided, however, that Owner shall be responsible for the per occurrence deductible under Contractor’s builder’s risk policy to the extent damage to a turned-over Facility is caused by Owner Group. Owner’s operational insurance shall cover a Facility after the end of Phase 2.

8)	Owner shall manage Environmental, Safety & Health incidents involving Owner’s work within a Facility, with Contractor’s reasonable assistance as needed on a cost reimbursable basis.

9)
The Parties selection of item [A] on page 4 of this Change Order, which states this Change Order shall constitute full and final settlement and accord of all effects of the change reflected in this Change Order upon the Changed Criteria shall be deemed to compensate Contractor fully for such change, but shall not prejudice Contractor’s right to a Change Order in accordance with Section 6.2A.2 and 8.2C arising from Owner’s occupation or use of the Facilities.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................	$7,080,830,000
Net change by previously authorized Change Orders (0001-00048).................................................................	$704,435,107
The Contract Price prior to this Change Order was...........................................................................................	$7,785,265,107
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$—
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$—
The new Contract Price including this Change Order will be...........................................................................	$7,785,265,107

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00048).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00048).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$950,561,351
Net change by previously authorized Change Orders (0001-00048).................................................................	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$138,277,372
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$138,277,372
Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A
Adjustment to Payment Schedule: N/A
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ HG Contractor /s/ DC Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Hatem Goucha
For Owner	For Contractor
David Craft	Hatem Goucha
Name	Name
SVP E&C	Project Manager
Title	Title
December 14, 2018	December 7, 2018
Date of Signing	Date of Signing